UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________________

 FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2003

______________________________________________

ROMACORP, INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-62615	13-4010466
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

9304 Forest Lane, Suite 200 Dallas, Texas	75243
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code): (214) 343-7800

ITEM 7.   Financial Statements and Exhibits.
Exhibit No.	Description
99.1	Press Release dated June 30, 2003, announcing financial results for the fourth quarter and fiscal year ended March 30, 2003

ITEM 9.   Regulation FD Disclosure.

      The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition" of Form 8-K.

       On June 30, 2003, Romacorp, Inc. issued a press release regarding its financial results for the fourth quarter and fiscal year ended March 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROMACORP, INC.

Date: June 30, 2003	By:	/s/Richard A. Peabody
Vice President & Chief Financial Officer (Principal Financial and Accounting Officer)